HARROW HEALTH | INC.

Corporate Presentation | August 2021

Safe Harbor

This presentation contains express "forward-looking statements" as defined in the U.S. Private Securities Litigation Reform Act of 1995. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Harrow Health, Inc. (the "Company" or "Harrow"). Some of these risks and uncertainties include, but are not limited to: the impact of the COVID-19 pandemic and any future health epidemics on Harrow's financial condition, liquidity and results of operations; the Company's ability to gain market approval (i.e., FDA) of its drug candidates; the Company's ability to make commercially available its formulations, drug candidates and technologies in a timely manner or at all; market acceptance of the Company's formulations and challenges related to the marketing of the Company's formulations; risks related to Harrow's compounding pharmacy operations; the Company's ability to enter into other strategic alliances, including arrangements with pharmacies, physicians and healthcare organizations for the development and distribution of the Company's formulations; its ability to obtain intellectual property protection for its assets; its ability to accurately estimate its expenses and cash burn and raise additional funds when necessary; its ability to generate profits from sales of its formulations; risks related to research and development activities; its estimates of the current and potential market size for its technologies and formulations; unexpected data, safety and technical issues; regulatory and market developments impacting compounding pharmacies, outsourcing facilities and the pharmaceutical industry; competition; and market conditions. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC's web site at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Harrow expressly disclaims any intent or obligation to update these forward-looking statements except as required by law. The Company's compounded formulations are not FDA approved. All trademarks, service marks and trade names included in this presentation are the property of their respective owners. This presentation may refer to non-GAAP financial measures, specifically adjusted EBITDA and equity values of equity positions in non-controlled investments. A reconciliation and/or further description of any non-GAAP measures with the most directly comparable GAAP measures are included in the Company's Letters to Stockholders, available on its website, and as an annex to this presentation.

Harrow Health, Inc.

- Harrow is a growing leader in the U.S. ophthalmic healthcare market.
- Harrow has built a strong market position by selling high-value ophthalmic drugs to institutions, which now includes over 10,000 doctors, hospitals and ASCs.
- Our growth strategy is to expand our current reach by:
  - Continuing to organically grow our market-leading **ImprimisRx** ophthalmic business;
  - Creating new commercial partnerships to grow revenues; and
  - Acquiring FDA-approved drugs and late-stage product candidates.
- In the third quarter of 2021:
  - We signed a pharmacy partnership to sell prescription-based Avenova®, and
  - We purchased AMP-100, for which we anticipate filing an NDA in 4Q 2021 and, pending FDA approval, commercially launching in late 2022.

Traditional Pharmaceutical Value Chain


MD/Hospital Prescription
Production
Pharmacy Benefit Managers
Insurers
Wholesalers
Pharmacy Retailers
MD Office, Hospital or ASC
Patient

- Layers of middle-men thrive.
- “Tiered” formularies and layers of intermediaries “feed” an opaque system.
- “Discount cards” and “access” programs try to soften consumer costs and confusion.
- ***Prescribers and consumers view <u>pharmaceuticals</u> and <u>pharmacy</u> as a pain point.***

HARROW HEALTH INC.

Harrow's Simple Approach


MD/Hospital Prescription
HARROW HEALTH INC.
Nationwide Production and Dispensing at Harrow-Owned Facilities
MD Office, Hospital or ASC
Patient

- Cash-pay focused.
- No pharmacy benefit managers (PBMs), wholesalers or distribution "middlemen."
- No prior authorizations, formulary rejections, rebates, or discount cards.
- ***We make pharmaceuticals and pharmacy simple and transparent.***

ImprimisRx

- The leading FDA-registered cGMP ophthalmic pharmaceutical drug compounder.
- Fully-integrated national sales and customer service teams, and an efficient, scalable, and tech-enabled national distribution platform.
- Ophthalmic surgical and chronic eyecare markets are large and growing:
  - 16+ million U.S. dry eye disease patients;[1]
  - 8+ million annual ophthalmic surgeries;[2] and
  - 3+ million U.S. glaucoma patients.[3]
- Product lines supported by 60+ patents and peer-reviewed literature.
- Service 1,500+ monthly accounts of over 10,000 prescribers and institutions.
- Net Promoter Score ranked consistently in 80s and 90s throughout 2020 and 2021.
- Partnered with Eyepoint Pharmaceuticals to promote DEXYCU®; *delivering record results.*

[1]Farrand KF, Fridman M, Stillman IO, Schaumberg DA. Prevalence of Diagnosed Dry Eye Disease in the United States Among Adults Aged 18 Years and Older. Am J Ophthalmol 2017;182:90-8.
[2]According to a 2019 report by Marketscope, a third-party provider of market data.
[3]According to Glaucoma Research Foundation: https://www.glaucoma.org/about/fast-facts-glaucoma-research-foundation.php.

AMP-100 (Ocular Surface Anesthesia)

- Clinical and pre-clinical studies for AMP-100, a patented non-opioid ophthalmic surgical drug candidate, demonstrated:
  - Safety, with most common side effect being mydriasis (pupil dilation), which most ophthalmologists consider beneficial;
  - Clinical effect is similar to other anesthetics in its class (e.g. tetracaine); and
  - Rapid onset of action with predictable duration.
- Protected by one issued patent, with a second patent pending for broader coverage.
- A new drug application (NDA) is expected to be submitted to FDA in 4Q 2021; if approved, the commercial focus will be on U.S. ophthalmic procedures requiring the eye to be anesthetized:
  - 2019 Market Scope report listed annual U.S. cataract surgeries at over 4 million; and
  - 2018 Ophthalmologica article estimated U.S. intravitreal injections at 5.9 million.

Harrow Health Innovation Pipeline*

- By partnering with doctors, Harrow has developed compounded products to address unmet patient needs, both large and small, helping eyecare professionals take care of their patients.

	Pre-Formulation	R&D Stability Studies	Clinical Evaluation	Commercial Launch
050-Fortisite™ **Patent-pending antibiotic; potentially blinding conditions**				
010-Mydria-Gel™ **Patent-pending; mydriatic and analgesic**				
130-Vizicaine™ **Patent-pending; ocular surgery visualization**				
HROW-120 **Patent-pending; presbyopia**				
HROW-090 **Proprietary stable antibiotic formulation; blepharitis/MGD**				
HROW-110 **Patented cyclosporine-A and steroid; acute dry eye disease**				
Eight additional compounded product candidates in various stages of development.				

* All listed compounded formulations are not specifically approved by the U.S. Food and Drug Administration to treat a specific disease or condition. These formulations may only be prescribed for an individually identified patient to treat a medically necessary condition for which an existing approved product is not recommended by a treating physician.

HARROW HEALTH INC.

Visionology

- Direct-to-consumer eyecare subsidiary of Harrow founded in 2020.
- Focused on helping patients manage chronic eye disease using a simple and seamless user experience that was designed after 1,200 consumer interviews.
- Launched regionally in May 2021.
- Leverages our Eyecare-as-a-Service™ model to drive value, transparency, and access.


visionology
Eye care, without the waiting room
Prescription eye drops, customized for you

Revenues, Gross Margin and Assets

(Revenues and Assets in Thousands)



$106,966
75.6%
70.4%
67.3%
60.1%
$59,085
$57,474
$51,165
$49,451
$48,871
50.7%
49.6%
46.4%
$41,372
34.2%
$33,600
$27,247
$26,774
$23,917
$19,942
$14,131
$10,242
$9,716
$1,660
2014
2015
2016
2017
2018
2019
2020
1H 2021
Consolidated Revenues
Assets
Gross Margin

HARROW HEALTH INC.

Demonstrating Financial Escape Velocity

(Dollars in Thousands)



… As the business generates more revenue, with marginal increases in operating expenses, more of the incremental revenue dollars have become profit.
645%
199%
130%
95%
73%
77%
70%
54%
$(7,500)
$(10,000)
$(10,000)
$(7,000)
$200
$4,600
$5,700
$10,000
2014
2015
2016
2017
2018
2019
2020
1H 2021
Adjusted E(L)BITDA
Operating Expense as a % of Revenue

HARROW HEALTH INC.

COVID-19 Recovery

(Quarterly Revenues and Adjusted E(L)BITDA in Thousands)


$18,100
$14,400
$14,600
$15,400
Mandated limitations on elective surgeries
$8,100
$5,700
$4,300
$4,000
$3,000
2Q20
3Q20
4Q20
1Q21
2Q21
$(1,700)
Consolidated Revenues
Adjusted E(L)BITDA

HARROW HEALTH INC.

Harrow Health Drug Candidate Royalty Pipeline

- Harrow Health owns royalty rights on out-licensed drug candidates in clinical development at both Surface Ophthalmics (4% royalty) and Melt Pharmaceuticals (5% royalty).
- The markets for Surface's and Melt's drug candidates are in the billions of dollars annually.

	Pre-Clinical	Phase 1	Phase 2	Phase 3	NDA Filed
SURF-201 **Prevention of post-cataract surgery inflammation**					
SURF-200 **Treatment of acute dry eye disease**					
SURF-100 **Treatment of chronic dry eye disease**					
MELT-100 **Procedural sedation and analgesia**					

HARROW HEALTH INC.

Harrow Health, Inc.

- Positioned to be a high growth eyecare-focused healthcare company.
- Revenues expected to exceed $100M within the next few years, and to accelerate through the acquisition of high-value products.
- Expense discipline captures significant income on incremental revenue growth.
- Strengthened cash position in 2Q21 – raised $85M by issuing senior *unsecured* notes ($75M) and selling a portion of our holdings in Eton Pharmaceuticals ($10M).
- Holds large equity positions in three clinical-stage and commercial pharma companies, along with royalties in four funded drug development programs.
- We believe we have the resources to finance the next stage of development, which includes **organic growth** and **adding new high-value products** to our **ImprimisRx** and **Visionology** platforms.

HARROW HEALTH INC.

HARROW HEALTH | INC.

102 Woodmont Blvd., Ste 610
Nashville, Tennessee 37205
www.HarrowInc.com

Jamie Webb
Director of Communications and Investor Relations
jwebb@harrowinc.com
Direct: 615-733-4737